UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT TO 1934

      Date of Report (Date of Earliest Event Reported): September 30, 2003

                              SIENA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware.
         (State or other jurisdiction of incorporation or organization)

                   1-6868                                   75-1043392
           (Commission File Number)                       (IRS Employer
                                                        Identification No.)

 5068 West Plano Parkway, Suite 300, Plano, Texas             75093.
    (Address of principal executive offices)                (Zip code)

                                (972) 381-4255.
              (Registrant"s telephone number, including area code)

-------------------------------------------------------------------------------.
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On September 30, 2003, following the completion of a lengthy review of its preliminary proxy filings and related documents by the Securities & Exchange Commission (the Commission"), the Company filed a Definitive Proxy Statement and related documents in connection with its previously-announced Reverse Stock Split (the "Transaction"). Consistent with the Company's prior filings and press releases, the Transaction will result in the Company becoming a private company, if approved by the Company's shareholders at a Special Meeting of shareholders now scheduled for November 10, 2003. The record date for this Transaction is October 14, 2003.

As the Company has previously announced, the Company originally expected its Special Meeting to be held at an earlier date. Unfortunately, the review process took longer than expected.

As a public company on September 30, 2003, the Company would normally have filed its annual report on Form 10K, including its audited financial statements for the fiscal year ended June 30, 2003. As the Company has filed its Definitive Proxy Statement on Form 14A on that date, the Company will not be filing a 10K.

Since the filing of its most recent 10K on September 26, 2002, the Company has timely filed information on Forms 10Q on November 7, 2002, February 14, 2003 and May 14, 2003, and has reported all material events of the Company in its Form 8K filings of June 11, 2003 and September 4, 2003.

Statements contained herein that are not purely historical are forward-looking statements within the meaning of Section 27A of Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, including but not limited to statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors. The forward-looking statements are made as of the date of this report and the Company undertakes no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) None.

      (b) None.

      (c) None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SIENA HOLDINGS, INC.


Date: October 01, 2003                             By: /s/ W. Joseph Dryer
                                                       -------------------
                                                       W. Joseph Dryer
                                                       President